Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF GROUP 1 AUTOMOTIVE, INC.
PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission on the date hereof (“Report”), I, Earl J. Hesterberg, Chief Executive Officer of Group 1 Automotive, Inc. (“Company”), hereby certify that to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Earl J. Hesterberg
Earl J. Hesterberg
Chief Executive Officer
Date: February 23, 2022